American Beacon Ninety One Global Franchise Fund

Supplement dated November 27, 2024 to the

Prospectus and Summary Prospectus dated November 15, 2024

On November 19, 2024, the Board of Trustees of American Beacon Funds, at the recommendation of American Beacon Advisors, Inc. (the “Manager”), approved a change to the Manager’s contractual agreement to waive fees and/or reimburse expenses of the American Beacon Ninety One Global Franchise Fund (the “Fund”) that will reduce the net expenses incurred by shareholders of Y Class shares of the Fund. Accordingly, effective November 25, 2024, the following changes are made to the Fund’s Prospectus and Summary Prospectus, as applicable:

I.	On page 1 of the Prospectus and page 1 of the Summary Prospectus, under the heading “Fund Summary – American Beacon Ninety One Global Franchise Fund – Fees and Expenses of the Fund,” the tables and corresponding footnotes following the first paragraph are deleted in their entirety and replaced with the following:

Shareholder Fees (fees paid directly from your investment)

Share Class	Y	R6	R5
Maximum sales charge imposed on purchases (as a percentage of offering price)	None	None	None
Maximum deferred sales charge (as a percentage of the lower of original offering price or redemption proceeds)	None	None	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

Share Class	Y	R6	R5
Management Fees	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.00%	0.00%	0.00%
Other Expenses[1]	0.19%	0.09%	0.12%
Total Annual Fund Operating Expenses[2]	0.94%	0.84%	0.87%
Fee Waiver and/or expense reimbursement[3]	(0.09%)	(0.02%)	(0.02%)
Total Annual Fund Operating Expenses after fee waiver and/or expense reimbursement	0.85%	0.82%	0.85%

[1]	Other Expenses are based on estimated expenses for the current fiscal year.
[2]	The Fund is the successor to the Ninety One Global Franchise Fund (the “Predecessor Fund”), pursuant to a reorganization that occurred on November 15, 2024 (“Closing Date”), in which the Y Class and the R5 Class shares of the Fund adopted the financial statements and performance history of the A Shares and I Shares, respectively, of the Predecessor Fund. The Total Annual Fund Operating Expenses of the Fund’s Y Class and R5 Class shares do not correlate to the ratio of expenses to average net assets provided in the Financial Highlights for the A Shares and I Shares, respectively, of the Predecessor Fund, but instead reflect the Fund’s estimated expenses.
[3]	American Beacon Advisors, Inc. (the “Manager”) has contractually agreed to waive fees and/or reimburse expenses of the Fund’s Y Class, R6 Class, and R5 Class shares, as applicable, through November 30, 2027, to the extent that Total Annual Fund Operating Expenses exceed 0.85% for the Y Class, 0.82% for the R6 Class, and 0.85% for the R5 Class (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses). The contractual expense reimbursement can be changed or terminated only in the discretion and with the approval of a majority of the Fund’s Board of Trustees. The Manager will itself waive fees and/or reimburse expenses of the Fund to maintain the contractual expense ratio caps for each applicable class of shares or make arrangements with other service providers to do so. The Manager can be reimbursed by the Fund for any contractual fee waivers or expense reimbursements if reimbursement to the Manager (a) occurs within three years from the date of the Manager’s waiver/reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or the time of the recoupment.

II.	On page 1 of the Prospectus and page 1 of the Summary Prospectus, under the heading “Fund Summary – American Beacon Ninety One Global Franchise Fund – Fees and Expenses of the Fund – Example,” the section is deleted in its entirety and replaced with the following:

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating

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expenses remain the same, except that the Example reflects the fee waiver/expense reimbursement arrangement for each share class through November 30, 2027. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

Share Class	1 Year	3 Years
Y	$ 87	$ 271
R6	$ 84	$ 262
R5	$ 87	$ 271

III.	On page 24 of the Prospectus, under the heading “Fund Management – The Manager – Contractual Expense Limitations” the first paragraph and the table that follows it are deleted and replaced with the following:

The Manager has contractually agreed to waive fees and/or reimburse expenses of the following share classes of each Fund to the extent that Total Annual Fund Operating Expenses exceed a percentage of that class’s average daily net assets (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses) through the expiration date shown below:

American Beacon Fund	Expiration Date	Y Class	R6 Class	R5 Class
American Beacon Ninety One Global Franchise Fund	November 30, 2027	0.85%	0.82%	0.85%
American Beacon Ninety One International Franchise Fund	November 30, 2027	0.92%	0.82%	0.85%

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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